UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2023

Central Index Key Number of the issuing entity: 0002002215

MSWF Commercial Mortgage Trust 2023-2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-257991-09	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”) filed on December 12, 2023 with respect to MSWF Commercial Mortgage Trust 2023-2. The purpose of this amendment is to file executed versions of certain documents that were filed as exhibits to the Form 8-K, namely the Pooling and Servicing Agreement filed as Exhibit 4.1, the Wells Fargo Mortgage Loan Purchase Agreement filed as Exhibit 99.1, the MSMCH Mortgage Loan Purchase Agreement filed as Exhibit 99.2, the AREF 2 Mortgage Loan Purchase Agreement filed as Exhibit 99.3, the BANA Mortgage Loan Purchase Agreement filed as Exhibit 99.4, and the SMC Mortgage Loan Purchase Agreement filed as Exhibit 99.5. Additionally, the Pooling and Servicing Agreement and WFB Mortgage Loan Purchase Agreement have been updated.

Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Form 8-K, or if not defined therein, in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance 2 LLC.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Starwood Mortgage Capital LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President and Chief Executive Officer

Dated: December 21, 2023

Exhibit Index

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance 2 LLC.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2023, between Wells Fargo Commercial Mortgage Securities, Inc. and Starwood Mortgage Capital LLC.